Exhibit 10.37

Execution Version

ARSANIS, INC.

SECOND AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

Dated as of April 12, 2016

Amended as of November 3, 2017

i

9.6 GOVERNING LAW	14
9.7 NOTICES	14
9.8 COMPLETE AGREEMENT; AMENDMENTS	15
9.9 CONSTRUCTION	16
9.10 COUNTERPARTS; FACSIMILE SIGNATURES	16
9.11 AGGREGATION OF SHARES	16

EXHIBITS

Exhibit A     Schedule of Purchasers

ii

ARSANIS, INC.

SECOND AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

This Second Amended and Restated Stockholders’ Agreement (the “Agreement”) is entered into as of April 12, 2016, and amended as of November 3, 2017, by and among Arsanis, Inc., a Delaware corporation (the “Company”), the persons and entities listed on Exhibit A attached hereto (collectively with any subsequent investors or transferees who become parties hereto as Investors pursuant to Section 9.1(a), the “Investors”), and Eszter Nagy, Tillman U. Gerngross and Errik B. Anderson (each, individually, a “Founder” and collectively, the “Founders,” and collectively with any parties who become parties hereto as Restricted Stockholders pursuant to Section 9.1(b), the “Restricted Stockholders”). The Investors and Restricted Stockholders are referred to herein collectively as the “Stockholders”). As used in this Agreement, the term “Shares” shall include all shares of capital stock of the Company held by the Stockholders, whether now owned or hereafter acquired. For purposes of calculating an Investor’s pro rata ownership of Shares, all shares of Series A-1 Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series A-1 Preferred Stock”), Series A-2 Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series A-2 Preferred Stock”), Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Preferred Stock”) and Series C Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series C Preferred Stock” and together with the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock, the “Preferred Stock”) shall be deemed to have been converted into shares of Common Stock, par value $0.001 per share of the Company (the “Common Stock”).

Recitals

WHEREAS, the Founders own certain outstanding shares of the Company’s Common Stock;

WHEREAS, concurrently with the execution of this Agreement, the Company and certain of the Investors are entering into a Series C Securities Purchase Agreement (the “Purchase Agreement”) providing for, among other things, the sale of shares of the Company’s Series C Preferred Stock. Certain of the Investors (the “Existing Investors”) and the Restricted Stockholders are parties to that certain Amended and Restated Stockholders’ Agreement, dated as of July 30, 2013, by and among the Company and the parties thereto (such agreement, as amended as of February 9, 2015 and further amended as of May 22, 2015, the “Prior Agreement”).

WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement in its entirety to provide those Investors purchasing shares of Series C Preferred Stock with the right, among other rights, to elect certain members of the board of directors of the Company (the “Board”) in accordance with the terms of this Agreement;

WHEREAS, the Company, the Founders and the Investors wish to (i) protect the management and control of the Company from influence by any person not acceptable to the Company and the Investors and (ii) assist the Investors in selling their Shares under certain circumstances.

NOW, THEREFORE, the parties agree that the provisions of the Prior Agreement are hereby amended and restated in their entirety, and hereby further agree, as follows:

1. Voting Agreement.

1.1 Voting Provisions Regarding the Board of Directors. In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Voting Shares (as defined in Section 1.2 below) owned by him, her or it or over which he, she or it has voting control, and otherwise use his, her or its best efforts, so as to:

(a) fix the number of directors at ten (10); and

(b) elect as directors:

(i) Five individuals elected by the holders of a majority of the Preferred Stock voting on an as-converted to Common Stock basis held by the Investors; provided, that each holder of Preferred Stock (including for purposes of this section, their transferees) agrees to vote all of its shares of the capital stock of the Company having voting power (and any other shares over which he, she or it exercises voting control), to the extent it holds such voting stock at the relevant time, so that at all times (A) one individual then designated by Polaris Venture Partners V, L.P. (“Polaris”) so long as Polaris is the holder of any shares of Preferred Stock, the first such designee being Terrance McGuire, (B) one individual then designated by OrbiMed Private Investments IV, LP (“OrbiMed”) so long as OrbiMed is the holder of any shares of Preferred Stock, the first such designee being Carl Gordon, (C) one individual then designated by SV Life Sciences Fund V, L.P. (“SVLS”) so long as SVLS is the holder of any shares of Preferred Stock, the first such designee being Michael Ross, and (D) one individual then designated by NeoMed Innovation V L.P. (“NeoMed”) so long as NeoMed is the holder of any shares of Preferred Stock, the first such designee being Claudio Nessi, are members of the Board of Directors of the Company, provided, however, that should any of Polaris, OrbiMed, SVLS or NeoMed, or their respective affiliates, cease to hold any shares of Preferred Stock, then such party shall immediately lose its right to designate a director and from that point forward, such director shall be nominated and elected by the holders of a majority of the shares of Preferred Stock held by the Investors, voting on an as-converted to Common Stock basis;

(ii) One individual designated by Tillman Gerngross so long as he is the holder of any shares of Common Stock, such designee to initially be Tillman Gerngross;

(iii) One individual designated by the Founders holding a majority of the aggregate Shares held by the Founders;

(iv) The Company’s most senior executive officer who is an employee of the Company, as determined by the Board of Directors, currently Eszter Nagy; and

(v) Two individuals designated by a majority of the members of the Board, such designees to initially be Dan Burgess and Amy Schulman.

1.2 Voting Shares. “Voting Shares” shall mean the Shares and any and all other shares of capital stock of the Company, by whatever name called, which carry voting rights (including voting rights which arise by reason of default) which are now owned or subsequently acquired by a Stockholder, however acquired, including, without limitation, through stock splits, stock dividends, reclassifications, recapitalizations and other similar events.

1.3 Transfers of Voting Rights. Any transferee to whom Voting Shares are transferred by a Stockholder, whether voluntarily or by operation of law, shall be bound by the obligations imposed upon the transferor under this Agreement, to the same extent as if such transferee were a Stockholder hereunder, and, as a condition precedent to the Company’s recognizing such transfer, each transferee or assignee shall agree in writing to be subject to each of the terms of this Agreement by executing and delivering an Adoption Agreement substantially in the form attached hereto as Exhibit B. Upon the execution and delivery of an Adoption Agreement by any transferee, such transferee shall be deemed to be a party hereto as if such transferee were the transferor and such transferee’s signature appeared on the signature pages of this Agreement and shall be deemed to be an Investor and Stockholder, or Restricted Stockholder and Stockholder, as applicable. The Company shall not permit the transfer of the Voting Shares subject to this Agreement on its books or issue a new certificate representing any such Voting Shares unless and until such transferee shall have complied with the terms of this Section 1.3. Each certificate representing Voting Shares subject to this Agreement if issued on or after the date of this Agreement shall be endorsed by the Company with the legends set forth in Section 4.

1.4 Successor Directors. If a person who has been elected as a director pursuant to a designation under Section 1.1(b)(i), 1.1(b)(ii) or 1.1(b)(iii) above shall cease to serve as a director for any reason, the persons or entities who had the right to designate such person as a director under Section 1.1(b)(i), 1.1(b)(ii) or 1.1(b)(iii) above (the “Nominating Party”), shall have the right to designate a successor nominee and each of the other parties hereto who or which are entitled under the Company’s Certificate of Incorporation to vote or act by written consent with respect to the election of such successor nominee as a director shall vote or cause to be voted, or execute or cause to be executed a written consent with respect to, all Voting Shares in favor of such successor nominee. If a person who has been elected as a director under Section 1.1(b)(iv) above shall cease to serve as a director for any reason, the Board of Directors shall promptly designate the Company’s most senior executive officer who is an employee of the Company as a successor nominee and each of the other parties hereto who or which are entitled under the Company’s Certificate of Incorporation to vote or act by written consent with respect to the election of such successor nominee as a director shall vote or cause to be voted, or execute or cause to be executed a written consent with respect to, all Voting Shares in favor of such successor nominee. If a person who has been elected as a director under Section 1.1(b)(v) above shall cease to serve as a director for any reason, the Board of Directors shall promptly designate a successor nominee and each of the other parties hereto who or which are entitled under the Company’s Certificate of

Incorporation to vote or act by written consent with respect to the election of such successor nominee as a director shall vote or cause to be voted, or execute or cause to be executed a written consent with respect to, all Voting Shares in favor of such successor nominee. Except as provided herein, a director designated under Section 1.1(b)(i), 1.1(b)(ii), 1.1(b)(iii) or 1.1(b)(v) above may be removed during his or her term of office, with or without cause, by and only by the affirmative vote or written consent of those Nominating Parties that had the right to designate the director (or the Board of Directors in the case of a director nominated under Section 1.1(b)(v)). A director designated under Section 1.1(b)(iv) shall not be removed so long as such director remains (a) the Company’s most senior executive officer and (b) an employee of the Company. If a Nominating Party (or the Board of Directors in the case of a director nominated under Section 1.1(b)(v)) notifies the other parties hereto that it desires to remove its nominee as a director, each of the other parties hereto who or which are entitled under the Certificate of Incorporation to vote or act by written consent with respect to the removal of such nominee as a director, shall vote or cause to be voted, or execute or cause to be executed a written consent with respect to, all Voting Shares in favor of such removal. If a Nominating Party (or the Board of Directors in the case of a director nominated under Section 1.1(b)(v)) notifies the Company that it desires to remove its nominee as a director and/or designate a successor nominee by means of stockholder vote, the Company shall, at the request of such Nominating Party or the Board of Directors, as applicable, use its reasonable best efforts to ensure that a meeting of stockholders of the Company is promptly called for such purpose.

1.5 No Liability for Election of Recommended Directors. No Stockholder, nor any affiliate of any Stockholder, shall have any liability as a result of designating a person for election as a director for any act or omission by such designated person in his or her capacity as a director of the Company, nor shall any Stockholder have any liability as a result of voting for any such designee in accordance with the provisions of this Agreement.

1.6 Vote to Increase Authorized Common Stock. Each Stockholder agrees to vote or cause to be voted all Voting Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to increase the number of authorized shares of Common Stock from time to time to ensure that there will be sufficient shares of Common Stock available for conversion of all of the shares of Preferred Stock outstanding at any given time.

2. Drag-Along Rights.

2.1 Definition . A “Sale of the Company” shall mean a transaction that qualifies as an “Event” pursuant to the Company’s Certificate of Incorporation.

2.2 Actions to be Taken. In the event that the holders of at least a majority of the shares of Common Stock then issuable upon conversion of the shares of the then-outstanding Preferred Stock (the “Selling Investors”) approve a Sale of the Company in writing, specifying that this Section 2 shall apply to such transaction, then each Stockholder hereby agrees:

(a) if such transaction requires stockholder approval, with respect to all Voting Shares and/or any other Company securities that such Stockholder owns or over which such Stockholder otherwise exercises voting power, (i) to vote (in person, by proxy or by action by written consent, as applicable) all Voting Shares in favor of, and adopt, such Sale of the Company and to vote in opposition to any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate such Sale of the Company, and (ii) to be present, in person or by proxy, as a holder of Voting Shares or other securities of the Company, at any related stockholder meetings that have been duly noticed and held, and be counted for the purposes of determining the presence of a quorum at such meetings;

(b) if such transaction is a sale of stock by Selling Investors, to sell the same proportion of shares of capital stock of the Company beneficially held by such Stockholder as is being sold by the Selling Investors to the person to whom the Selling Investors propose to sell their Shares, and on the same terms and conditions as the Selling Investors;

(c) to execute and deliver all related documentation and take such other action in support of the Sale of the Company as shall reasonably be requested by the Company or the Selling Investors in order to carry out the terms and provision of this Section 2, including without limitation executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, indemnity agreement, escrow agreement, consent, waiver, governmental filing, share certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances), and any similar or related documents;

(d) not to deposit, and to cause their affiliates not to deposit, except as provided in this Agreement, any voting securities of the Company owned by such party or affiliate in a voting trust or subject any such voting securities to any arrangement or agreement with respect to the voting of such shares of capital stock, unless specifically requested to do so by the acquirer, the Company or the Selling Investors in connection with the Sale of the Company; and

(e) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company.

2.3 Exceptions. Notwithstanding the forgoing, a Stockholder will not be required to comply with Section 2.2 above in connection with any specific Sale of the Company (the “Proposed Sale”) unless:

(a) any representations and warranties to be made by such Stockholder in connection with the Proposed Sale are limited to representations and warranties related to authority, ownership of the Shares held by such Stockholder and the ability to convey title to such Shares, including but not limited to representations and warranties that (i) the Stockholder holds all right, title and interest in and to the Company’s securities such Stockholder purports to hold, free and clear of all liens and encumbrances, (ii) the obligations of the Stockholder in connection with the transaction have been duly authorized, if applicable, (iii) the documents to be entered into by the Stockholder have been duly executed and delivered to the acquirer and are enforceable against the Stockholder in accordance with their respective terms and (iv) neither the execution and delivery of documents to be entered into in connection with the transaction, nor the performance of the Stockholder’s obligations thereunder, will cause a breach or violation of the terms of any agreement, law or judgment, order or decree of any court or governmental agency;

(b) the liability for indemnification, if any, of such Stockholder in the Proposed Sale, and with respect to any representation or warranty made by the Company in connection with such Proposed Sale, is several and not joint with any other person, and is pro rata in accordance with such Stockholder’s relative stock ownership of the Company;

(c) such liability shall be limited to the amount of consideration actually paid to such Stockholder in connection with such Proposed Sale, except with respect to (i) representations and warranties of such Stockholder related to authority, ownership of the Shares held by such Stockholder and the ability to convey title to such Shares, (ii) any covenants made by such Stockholder with respect to confidentiality or voting related to the Proposed Sale or (iii) claims related to fraud or willful breach by such Stockholder, the liability for which need not be limited;

(d) upon the consummation of the Proposed Sale, each holder of each series of the Company’s Preferred Stock and each holder of Common Stock will receive the same form and amount of consideration per share of such series of Preferred Stock or Common Stock, respectively, and the holders of each series of Preferred Stock and Common Stock shall, together, receive the same form and amount of consideration per share of such stock, taking into account the relative liquidation preference to which the holders of each respective series of Preferred Stock and the holders of Common Stock are entitled in a liquidation (if applicable) in accordance with the Company’s Certificate of Incorporation in effect immediately prior to the Proposed Sale, provided, however that if the consideration to be paid in exchange for the Shares pursuant to the Proposed Sale includes any securities and due receipt thereof by any Stockholder would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (y) the provision to any Stockholder of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act of 1933, as amended, the Company may cause to be paid to any such Stockholder in lieu thereof, against surrender of the Shares which would have otherwise been sold by such Stockholder, an amount in cash equal to the fair value (as determined in good faith by the Company) of the securities which such Stockholder would otherwise receive as of the date of the issuance of such securities in exchange for the Shares; and

(e) if any holders of any series of Preferred Stock or of Common Stock are given an option as to the form and amount of consideration to be received as a result of the Proposed Sale, all holders of such respective series of Preferred Stock or of Common Stock will be given the same option.

2.4 Restrictions on Sales of Control of the Company. No Stockholder shall be a party to any sale or transfer, or series of related sales or transfers, of Voting Shares representing fifty percent (50%) or more of the then-outstanding voting power of the Company to any person or entity, or group of related persons or entities (a “Stock Sale”), unless all holders of Preferred Stock are allowed to participate in such transaction and the consideration received pursuant to such transaction is allocated among the parties thereto in the manner specified in the Company’s Certificate of Incorporation in effect immediately prior to the Stock Sale (as if such transaction were an Event pursuant to the Company’s Certificate of Incorporation), unless the holders of at least a majority of the then-outstanding shares of Preferred Stock voting as a single class on an as-converted to Common Stock basis elect otherwise by written notice given to the Company at least ten (10) days prior to the effective date of any such transaction or series of related transactions.

3. Transfer of Shares.

3.1 Restrictions on Transfer By Restricted Stockholders. Any sale, assignment, transfer or other disposition, whether voluntarily or by operation of law (collectively, “Transfer”), of any Shares by a Restricted Stockholder other than according to the terms of this Agreement, shall be void and shall transfer no right, title, or interest in or to any of such Shares to the purported transferee.

3.2 Transfers By Restricted Stockholders Not Subject to Restrictions. A Restricted Stockholder may Transfer without compliance with the provisions of Sections 3.3 through 3.6 hereof (i) any or all of his Shares to his spouse, lineal ancestors or descendants (including adopted children and grandchildren) (collectively, “Family Members”) or to a trust established for the benefit of any of his Family Members, (ii) any or all of his Shares under his will or otherwise pursuant to the laws of descent and distribution, (iii) any or all of his Shares to a partnership, limited liability company or other entity controlled by such Restricted Stockholder, the partners or members of which consist solely of such Restricted Stockholder, his spouse and/or any of his other Family Members, or (iv) to a charitable organization or educational institution qualifying for exemption from Federal income taxes pursuant to Section 501(c)(3) of the Internal Revenue Code, provided in the case of each such Transfer that the transferee delivers a written instrument to the other parties hereto agreeing to be bound by the terms hereof as if he, she or it were a Restricted Stockholder and, in the case of Transfer from a Founder, a Founder.

3.3 Offer of Transfer; Notice of Proposed Transfer. If a Restricted Stockholder desires to Transfer any of his Shares, or any interest in such Shares, in any transaction other than pursuant to Section 3.2 of this Agreement, such Restricted Stockholder (a “Selling Restricted Stockholder”) shall first deliver written notice of his desire to do so (the “Seller’s Notice”) to the Company and each Investor in the manner prescribed in Section 9.7 of this Agreement. The Seller’s Notice must specify (i) the name and address of the party to which the Selling Restricted Stockholder proposes to Transfer the Shares or an interest in the Shares (the “Offeror”), (ii) the number of Shares the Selling Restricted Stockholder proposes to Transfer (the “Offered Shares”), (iii) the consideration per Offered Share to be delivered to the Selling Restricted Stockholder (if applicable) for the proposed Transfer, and (iv) all other material terms and conditions of the proposed transaction.

3.4 Company’s Option to Purchase.

(a) The Company shall have the first option to purchase all or any part of the Offered Shares of a Selling Restricted Stockholder for the consideration per share and on the terms and conditions no less favorable than those specified in the Seller’s Notice. The Company must exercise such option no later than 15 days after such Seller’s Notice is deemed under Section 9.7 hereof to have been delivered to it by giving written notice to the Selling Restricted Stockholder.

(b) In the event the Company does not exercise its option within such 15-day period with respect to all or part of the Offered Shares of a Selling Restricted Stockholder, the Secretary of the Company shall, by the last day of such period, give written notice of that fact to each Investor (the “Investor Notice”). The Investor Notice shall specify the number of Offered Shares of a Selling Restricted Stockholder not purchased by the Company (the “Remaining Shares”).

(c) In the event the Company duly exercises its option to purchase all or part of the Offered Shares of a Selling Restricted Stockholder, the closing of such purchase shall take place at the offices of the Company on the later of (i) the date that is five days after the expiration of such 15-day period or (ii) the date that the Investors consummate their purchases of Offered Shares under Section 3.5 hereof.

(d) To the extent that the consideration proposed to be paid by the Offeror for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company and/or the Investors when exercising their options under Sections 3.4 and 3.5 hereof may consist of cash equal to the value of such property, as determined in good faith by agreement of the Selling Restricted Stockholder, the Company and/or the Investors acquiring such Offered Shares.

(e) Notwithstanding anything to the contrary in this Agreement, neither the Company nor the Investors shall have any right to purchase any of the Offered Shares hereunder unless the Company and/or the Investors exercise their option or options to purchase all of the Offered Shares.

3.5 Investors’ Option to Purchase.

(a) Each Investor shall have an option, exercisable for a period of 15 days from the date of delivery of the Investor Notice, to purchase its pro rata share of the Remaining Shares for the consideration per share and on terms and conditions no less favorable than those set forth in the Seller’s Notice. Such option shall be exercised by delivery of written notice to the Secretary of the Company. Alternatively, each Investor may within the same 15-day period notify the Secretary of the Company and the Selling Restricted Stockholder in writing of its desire to participate in the sale of the Shares pursuant to Section 3.6 on the terms set forth in the Seller’s Notice and the number of Shares it proposes to sell.

(b) In the event options to purchase have been exercised by the Investors with respect to some but not all of the Remaining Shares, those Investors who have exercised their options within the 15-day period specified in Section 3.5(a) shall have an additional option, for a period of five (5) days next succeeding the expiration of such 15-day period, to purchase all or any part of the balance of such Remaining Shares on terms and conditions no less favorable than those set forth in the Seller’s Notice, which option shall be exercised by the delivery of written notice to the Secretary of the Company. In the event there are two or more such Investors that choose to exercise the last-mentioned option for a total number of Shares in excess of the number available, the Shares available for each such Investor’s option shall be allocated to such Investor pro rata based on the number of shares of Preferred Stock calculated on an as-converted to Common Stock basis owned by the Investors so electing.

(c) If the options to purchase the Remaining Shares are exercised in full by the Investors, the Secretary of the Company shall promptly notify all of the exercising Investors of that fact. The closing of the purchase of the Remaining Shares shall take place at the offices of the Company no later than five days after the date of such notice to the Investors.

(d) Any Shares sold by a Selling Restricted Stockholder in compliance with the provisions of Sections 3.3 through 3.6 of this Agreement shall be transferred free and clear of the covenants, agreements and restrictions set forth in Section 3 of this Agreement, provided, that, the transferee and any subsequent transferee of the Shares shall hold the Shares so acquired subject to all other covenants, agreements and restrictions imposed by this Agreement and shall be deemed a party to this Agreement for all other purposes. As a condition to any such Transfer, (i) the transferor shall notify the Company and the other Stockholders thereof, which notice shall include a brief description of such Transfer and (ii) each transferee shall execute and deliver a written instrument agreeing to be bound by the provisions of this Agreement (other than the provisions of this Section 3).

3.6 Failure to Fully Exercise Options; Co-Sale Rights with Respect to Selling Restricted Stockholder.

(a) If the Company and the Investors do not exercise their options to purchase all of the Offered Shares within the periods described in this Agreement (the “Option Period”), then all options of the Company and the Investors to purchase the Offered Shares, whether exercised or not, shall terminate; but each Investor who has, pursuant to Section 3.5(a), expressed a desire to sell Shares in the transaction (“Participating Investors”) shall be entitled to do so pursuant to this Section. The Secretary of the Company shall promptly, upon expiration of the Option Period, notify the Selling Restricted Stockholder of the aggregate number of Shares the Participating Investors wish to sell. The Selling Restricted Stockholder shall use his best efforts to interest the Offeror in purchasing, in addition to the Offered Shares, the Shares the Participating Investors wish to sell. If the Offeror does not wish to purchase all of the Shares made available by the Selling Restricted Stockholder and the Participating Investors, then each Participating Investor and the Selling Restricted Stockholder shall be entitled to sell, at the price and on terms and conditions no less favorable than those set forth in the Seller’s Notice, a portion of the Shares being sold to the Offeror, in the same proportion as their respective ownership of Shares calculated on an as-converted to Common Stock basis bears to the aggregate number of Shares calculated on an as-converted to Common Stock basis owned by the Selling Restricted Stockholder and the Participating Investors. The transaction contemplated by the Seller’s Notice shall be consummated no later than 60 days after the expiration of the Option Period.

(b) The Selling Restricted Stockholder shall be entitled to sell to the Offeror, according to the terms set forth in the Seller’s Notice, that number of Offered Shares which equals the difference between the number of Offered Shares desired to be purchased by the Offeror and (if applicable) the number of Shares the Participating Investors are entitled to sell in accordance with the provisions of this Section 3.6. If the Selling Restricted Stockholder wishes to Transfer any such Offered Shares at a price per Offered Share which differs from that set forth in the Seller’s Notice, upon terms that differ in any material respect from those previously offered to the Company and the Investors, or more than 60 days after the expiration of the Option Period, then, as a condition precedent to such transaction, such Offered Shares must first be offered to the Company and the Investors (if applicable) on terms and conditions no less favorable than those given the Offeror, and in accordance with the procedures and time periods set forth above.

(c) The proceeds of any sale made by a Selling Restricted Stockholder without compliance with the provisions of this Section 3.6 shall be deemed to be held in constructive trust in such amount as would have been due the Participating Investors if the Selling Restricted Stockholder had complied with this Agreement. The contents of any such trust shall be delivered to the Participating Investors upon surrender of the applicable Shares to the Selling Restricted Stockholder.

3.7 Exception for Drag-Along Rights. This Section 3 shall not apply to any sale by a Restricted Stockholder pursuant to a Sale of the Company that the Selling Investors (i) have approved and (ii) with respect to which the Selling Investors have specified in writing that Section 2 of this Agreement shall apply.

4. Restrictive Legends.

4.1 Voting Shares. All certificates representing Voting Shares owned or hereafter acquired by the Stockholders or any transferee bound by this Agreement shall have affixed thereto a legend substantially in the following form:

The shares of stock represented by this certificate are subject to certain agreements as set forth in a Stockholders’ Agreement, as may be amended from time to time, by and among the registered owner of this certificate, the Company and certain other stockholders of the Company, a copy of which is available for inspection by a prospective investor without charge at the office of the Secretary of the Company.

Each Restricted Stockholder agrees to present the certificates representing Voting Shares owned or hereafter acquired by him to the Secretary of the Company and cause the Secretary to stamp on the certificate in a prominent manner such a legend.

4.2 Transfer Restriction. Each Restricted Stockholder agrees to present the certificates representing the Shares presently owned or hereafter acquired by him to the Secretary of the Company and cause the Secretary to stamp on the certificate in a prominent manner the following legend:

The sale or other disposition of any of the shares represented by this certificate is restricted by a Stockholders’ Agreement, as may be amended from time to time, among certain of the shareholders of this Company and this Company, a copy of which is available for inspection by a prospective purchaser without charge at the office of the Secretary of the Company.

5. Termination of Agreement.

5.1 Termination. This Agreement shall terminate upon the earlier to occur of the following events:

(a) the consummation of a Sale of the Company, including the distribution of the net proceeds of such Sale of the Company in accordance with the Company’s Certificate of Incorporation, provided that the provisions of Section 2 hereof will continue after the closing of any Sale of the Company to the extent necessary to enforce the provisions of Section 2 with respect to such Sale of the Company;

(b) the closing of a Qualified IPO (as defined in the Company’s Certificate of Incorporation, as it may be amended and/or restated from time to time);

(c) the redemption or conversion of all shares of Preferred Stock; or

(d) upon vote of the parties hereto pursuant to Section 9.8(b) hereof.

5.2 Exception. The provisions of Sections 3.3 through 3.6, inclusive, of this Agreement shall not apply to sales of Shares pursuant to a transaction referred to in Section 5.1 above.

6. Transfer of Rights. This Agreement, and the rights and obligations of each Investor hereunder, may be assigned by such Investor (a) to any person or entity to which such Investor transfers a number of shares of Preferred Stock equal to not less than five percent (5%) of the total number of shares of Preferred Stock held by such Investor (subject to adjustment for any stock dividend, stock split, stock split-up, combination or shares or the like) immediately following the Closing (as defined in the Purchase Agreement), (b) if the Investor is an individual, to any family member or trust or partnership established for such family member, or (c) if the Investor is a corporation, partnership, limited liability company or other entity, to any current or former partner (including general partner and limited partner), shareholder, member or other affiliate of the Investor. Such transferee shall be deemed an “Investor” for purposes of this Agreement, provided that the transferee provides written notice of such assignment to the Company and agrees in writing to be bound by the terms and conditions set forth herein as if he, she or it were the original Investor.

7. Irrevocable Proxy and Power of Attorney. Each party to this Agreement hereby constitutes and appoints as the proxies of the party and hereby grants a power of attorney to the President of the Company, and a designee of the Investors, and each of them, with full power of substitution, with respect to the matters set forth herein, including without limitation, election of persons as members of the Board in accordance with Sections 1.1 and 1.4 hereto, votes to increase authorized shares pursuant to Section 1.6 hereof and votes regarding any Sale of the Company pursuant to Section 2 hereof, and hereby authorizes each of them to represent and to vote, if and only if the party (i) fails to vote or (ii) attempts to vote (whether by proxy, in person or by written consent), in a manner which is inconsistent with the terms of this Agreement, all of such party’s Shares in favor of the election of persons as members of the Board determined pursuant to and in accordance with the terms and provisions of this Agreement or the increase of authorized shares or approval of any Sale of the Company pursuant to and in accordance with the terms and provisions of Sections 1.1, 1.4, 1.6 and 2, respectively, of this Agreement or to take any action necessary to effect Sections 1.1, 1.4, 1.6 and 2, respectively, of this Agreement. Each of the proxy and power of attorney granted pursuant to the immediately preceding sentence is given in consideration of the agreements and covenants of the Company and the parties in connection with the transactions contemplated by this Agreement and, as such, each is coupled with an interest and shall be irrevocable unless and until this Agreement terminates or expires pursuant to Section 5 hereof. Each party hereto hereby revokes any and all previous proxies or powers of attorney with respect to the Shares and shall not hereafter, unless and until this Agreement terminates or expires pursuant to Section 5 hereof, purport to grant any other proxy or power of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares, in each case, with respect to any of the matters set forth herein.

8. Stand-Off Agreement. Each Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a registration statement, shall agree not to sell publicly or otherwise transfer or dispose of any Shares held by such Stockholder for a specified period of time (not to exceed 180 days, which period may be extended upon the request of the managing underwriter for a period of up to fifteen (15) days if the Company issues or proposes to issue an earnings or other public release within fifteen (15) days of the expiration of the 180-day lockup period) following the effective date of such Registration Statement; provided, that:

(a) any discretionary modification, waiver or termination of the restrictions of such agreements (including this Agreement) by the Company or the managing underwriter shall apply to all persons subject to such agreements on a pro rata basis, based upon the number of shares held by each subject to such agreements;

(b) such agreement shall only apply to the Company’s first registration statement covering Shares to be sold by or on behalf of the Company to the public in an underwritten offering; and

(c) such agreement shall not apply to securities acquired in an open market transaction after such registration statement is declared effective.

9. General.

9.1 Additional Parties.

(a) Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Preferred Stock after the date hereof, as a condition to the issuance of such shares the Company shall require that any purchaser become a party to this Agreement by executing and delivering (i) the Adoption Agreement attached to this Agreement as Exhibit B, or (ii) a counterpart signature page hereto agreeing to be bound by and subject to the terms of this Agreement as an Investor and Stockholder hereunder. In either event, each such person shall thereafter shall be deemed an Investor and Stockholder for all purposes under this Agreement.

(b) In the event that after the date of this Agreement, the Company enters into an agreement with any person or entity to issue shares of capital stock to such person or entity (other than to a purchaser of Preferred Stock described in Section 9.1(a) above), then, the Company shall cause such person or entity, as a condition precedent to entering into such agreement, to become a party to this Agreement by executing an Adoption Agreement in the form attached hereto as Exhibit A, agreeing to be bound by and subject to the terms of this Agreement as a Restricted Stockholder and a Stockholder and thereafter such person shall be deemed a Restricted Stockholder and a Stockholder for all purposes under this Agreement. Further, following the date of this Agreement, the Company will use commercially reasonable efforts to cause each existing holder of shares of the capital stock of the Company that are not otherwise a party to this Agreement to become a party to this Agreement by executing an Adoption Agreement in the form attached hereto as Exhibit A, agreeing to be bound by and subject to the terms of this Agreement as a Restricted Stockholder and a Stockholder.

9.2 Severability. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

9.3 Covenants of the Company. The Company agrees to use its commercially reasonable efforts, within the requirements of applicable law, to ensure that the rights granted under this Agreement are effective and that the parties enjoy the benefits of this Agreement. Such actions include, without limitation, the use of the Company’s commercially reasonable efforts to cause the nomination and election of the directors as provided in this Agreement.

9.4 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company, the Restricted Stockholders and the other Investors hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

9.5 Remedies Cumulative. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

9.6 Governing Law.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without reference to the conflicts of law provisions thereof). Subject to Subsection 9.6(b), the parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Massachusetts and to the jurisdiction of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Massachusetts or the United States District Court for the District of Massachusetts, and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(b) Notwithstanding the foregoing Subsection 9.6(a), in the event there is a suit, action or other proceeding of the type described in Article Eleventh of the Company’s Amended and Restated Certificate of Incorporation (i) pending in the Court of Chancery in the State of Delaware or (ii) to be filed simultaneously with the Court of Chancery in the State of Delaware, in either case with respect to facts related to any suit, action or proceeding under this Agreement, then any suit, action or other proceeding under this Agreement must be brought exclusively in the Court of Chancery in the State of Delaware and the parties (x) hereby irrevocably and unconditionally submit to the jurisdiction of the Court of Chancery in the State of Delaware and (y) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

9.7 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt:

(a) If to the Company, or a Restricted Stockholder, at 890 Winter Street, Suite 230, Waltham, Massachusetts 02451, Attn: Michael Gray, or at such other address or addresses as may have been furnished in writing by the Company to the Investors, with a copy to Foley Hoag LLP, 155 Seaport Boulevard, Boston, Massachusetts 02210, Attention: Robert L. Birnbaum, Esq.

(b) If to an Investor, at the address set forth on Exhibit A attached hereto.

9.8 Complete Agreement; Amendments.

(a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof and amends and restates in its entirety the Prior Agreement.

(b) No amendment, modification or termination of any provision of this Agreement shall be valid unless in writing and signed by (i) the Company and (ii) the Stockholders holding at least a majority of the Shares held by all Stockholders voting on an as-converted to Common Stock basis. Notwithstanding the foregoing, (i) Section 1.1(b)(i)(A) of this Agreement regarding Polaris’ right to designate a director may not be amended, terminated or waived without the written consent of Polaris so long as Polaris has the right to designate a director, (ii) Section 1.1(b)(i)(B) of this Agreement regarding OrbiMed’s right to designate a director may not be amended, terminated or waived without the written consent of OrbiMed so long as OrbiMed has the right to designate a director, (iii) Section 1.1(b)(i)(C) of this Agreement regarding SVLS’ right to designate a director may not be amended, terminated or waived without the written consent of SVLS so long as SVLS has the right to designate a director, (iv) Section 1.1(b)(i)(D) of this Agreement regarding NeoMed’s right to designate a director may not be amended, terminated or waived without the written consent of NeoMed so long as NeoMed has the right to designate a director, (v) Section 1.1(b)(ii) many not be amended, terminated or waived without the written consent of Tillman Gerngross so long as Tillman Gerngross has the right to designate a director and (vi) Section 1.1(b)(iii) may not be amended, terminated or waived without the written consent of the Founders holding a majority of the aggregate Shares held by the Founders so long as such Founders have the right to designate a director. The applicability of any provisions of this Agreement in a particular instance may be waived by the party entitled to the benefit of such provision(s) as follows: in the case of the Company, by written instrument signed on behalf of the Company by a duly authorized officer; in the case of the Founders, by written instrument signed on behalf of the Founders holding at least a majority of the shares of Common Stock held by all Founders; in the case of the Restricted Stockholders, by written instrument signed on behalf of the Restricted Stockholders holding at least a majority of the shares of Common Stock held by the Restricted Stockholders; and in the case of the Investors, by a written instrument signed by the Investors holding at least a majority of the shares of

Preferred Stock voting on an as-converted to Common Stock basis. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision. Any such amendment or waiver effected in accordance with this Section 9.8(b) shall be binding on all parties hereto, even if they did not consent to such amendment or waiver.

9.9 Construction. A reference to a Section or Exhibit shall mean a Section in, or Exhibit to, this Agreement unless otherwise expressly stated. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

9.10 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one Agreement binding on all the parties hereto. This Agreement may be executed by facsimile signatures.

9.11 Aggregation of Shares. All shares of capital stock of the Company held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, this Second Amended and Restated Stockholders’ Agreement has been executed under seal as of the date first above written.

COMPANY:

ARSANIS, INC.

By:	/s/ Tillman U. Gerngross
Name: Tillman U. Gerngross
Title: President

Signature Page to Second Amended and Restated Stockholders Agreement

FOUNDERS: /s/ Eszter Nagy
Eszter Nagy /s/ Tillman U. Gerngross
Tillman U. Gerngross /s/ Errik B. Anderson
Errik B. Anderson

Signature Page to Second Amended and Restated Stockholders Agreement

RESTRICTED STOCKHOLDERS: /s/ Gabor Nagy April 9, 2016
Gabor Nagy /s/ Zoltan Magyarics 2016-APR-09
Zoltan Magyarics

Signature Page to Second Amended and Restated Stockholders Agreement

INVESTORS:

ORBIMED PRIVATE INVESTMENTS IV LP

By:	OrbiMed Capital GP IV LLC
Its General Partner

By:	OrbiMed Advisors LLC,
Its Managing Member

By:	/s/ Carl L. Gordon
Name: Carl L. Gordon
Title: Member

Signature Page to Second Amended and Restated Stockholders Agreement

INVESTORS:

POLARIS VENTURE PARTNERS V, L.P.

By:	Polaris Venture Management Co. V, L.L.C.,
Its General Partner

By:	/s/ William E. Bilodeau
Name: William E. Bilodeau
Title: Attorney-in-fact

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND V, L.P.

By:	Polaris Venture Management Co. V, L.L.C.,
Its General Partner

	By:	/s/ William E. Bilodeau
Name: William E. Bilodeau
Title: Attorney-in-fact

POLARIS VENTURE PARTNERS FOUNDERS’ FUND, V, L.P.

By:	Polaris Venture Management Co. V, L.L.C.,
Its General Partner

	By:	/s/ William E. Bilodeau
Name: William E. Bilodeau
Title: Attorney-in-fact

POLARIS VENTURE PARTNERS SPECIAL FOUNDERS’ FUND V, L.P.

By:	Polaris Venture Management Co. V, L.L.C.,
Its General Partner

	By:	/s/ William E. Bilodeau
Name: William E. Bilodeau
Title: Attorney-in-fact

Signature Page to Second Amended and Restated Stockholders Agreement

INVESTORS:

SV LIFE SCIENCES FUND V, L.P.

By:	SV Life Sciences Fund V (GP), L.P.,
Its sole General Partner

By:	SVLSF V, LLC,
Its sole General Partner

	By:	/s/ Denise W. Marks
Name: Denise W. Marks
Title: SVLSF V, LLC, Member

SV LIFE SCIENCES FUND V STRATEGIC PARTNERS, L.P.

By:	SV Life Sciences Fund V (GP), L.P.,
Its sole General Partner

By:	SVLSF V, LLC,
Its sole General Partner

	By:	/s/ Denise W. Marks
Name: Denise W. Marks
Title: SVLSF V, LLC, Member

Signature Page to Second Amended and Restated Stockholders Agreement

INVESTORS:

NEOMED INNOVATION V L.P.

By:	/s/ PETER CANHAM	/s/ TAMARA WILLIAMS
	Name: PETER CANHAM	TAMARA WILLIAMS
	Title: ALTERNATE DIRECTOR	DIRECTOR

Signature Page to Second Amended and Restated Stockholders Agreement

INVESTORS:

EMBL TECHNOLOGY FUND II GMBH & CO. KG

By:	EMBL VENTURES VERWALTUNGS GMBH,
its General Partner

By:	/s/ Jan Adams
Name: Jan Adams
Title: Executive Director

By:	/s/ Stefan Herr
Name: Stefan Herr
Title: Executive Director

Signature Page to Second Amended and Restated Stockholders Agreement

INVESTORS:

Anna-Maria and Stephen Kellen Foundation, Inc.

By:	/s/ Michael M. Kellen
Name:	Michael M. Kellen
Title:	President

Signature Page to Second Amended and Restated Stockholders Agreement

JOINDER AGREEMENT TO SECOND AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

This Joinder Agreement is executed on April 24, 2017, by the undersigned (the “Investor”) pursuant to the terms of that certain Second Amended and Restated Stockholders’ Agreement by and among Arsanis, Inc., a Delaware corporation (the “Company”) and certain of its Stockholders, dated as of April 12, 2016, and as amended by that certain First Amendment to the Second Amended and Restated Stockholders’ Agreement dated as of April 24, 2017 (as so amended and as the same may be amended or amended and restated hereafter, the “Agreement”). Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder Agreement, the Investor agrees as follows.

1.1    Acknowledgement.    Investor acknowledges that Investor is acquiring certain shares of the capital stock of the Company (the “Stock”) as a new Investor in accordance with Section 9.1(a) of the Agreement and will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

1.2    Agreement.    Investor hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement, and (b) adopts the Agreement with the same force and effect as if the Investor were originally a party thereto.

1.3    Notice.    Any notice required or permitted by the Agreement shall be given to Investor at the address or facsimile number listed below the Investor’s signature hereto.

ALEXANDRIA VENTURE INVESTMENTS, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, INC.,
a Maryland corporation, managing member

By:	/s/ Aaron Jacobson
Name: Aaron Jacobson Title: VP - Corporation Counsel

Address:	385 E. Colorado Blvd., Suite 299 Pasadena, CA 91101

Accepted and Agreed:

ARSANIS, INC.

By:	/s/ Rene Russo
Name:	Rene Russo
Title:	President and Chief Executive Officer

—Joinder Agreement to Second Amended and Restated Stockholders’ Agreement—

JOINDER AGREEMENT TO SECOND AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

This Joinder Agreement is executed on April 24, 2017, by the undersigned (the “Investor”) pursuant to the terms of that certain Second Amended and Restated Stockholders’ Agreement by and among Arsanis, Inc., a Delaware corporation (the “Company”) and certain of its Stockholders, dated as of April 12, 2016, and as amended by that certain First Amendment to the Second Amended and Restated Stockholders’ Agreement dated as of April 24, 2017 (as so amended and as the same may be amended or amended and restated hereafter, the “Agreement”). Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder Agreement, the Investor agrees as follows.

1.1    Acknowledgement.    Investor acknowledges that Investor is acquiring certain shares of the capital stock of the Company (the “Stock”) as a new Investor in accordance with Section 9.1(a) of the Agreement and will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

1.2    Agreement.    Investor hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement, and (b) adopts the Agreement with the same force and effect as if the Investor were originally a party thereto.

1.3    Notice.    Any notice required or permitted by the Agreement shall be given to Investor at the address or facsimile number listed below the Investor’s signature hereto.

GV 2016, L.P.
By:	GV 2016 GP, L.P., its General Partner
By:	GV 2016 GP, L.L.C., its General Partner

By:	/s/ Jennifer L. Kercher
Name:	Jennifer L. Kercher
Title:	Authorized Signatory

Address:	Attn: Jennifer L. Kercher c/o GV 1600 Amphitheatre Parkway Mountain View, CA 94043

Accepted and Agreed:

ARSANIS, INC.

By:	/s/ Rene Russo
Name:	Rene Russo
Title:	President and Chief Executive Officer

—Joinder Agreement to Second Amended and Restated Stockholders’ Agreement—

JOINDER AGREEMENT TO SECOND AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

This Joinder Agreement is executed on April 24, 2017, by the undersigned (the “Investor”) pursuant to the terms of that certain Second Amended and Restated Stockholders’ Agreement by and among Arsanis, Inc., a Delaware corporation (the “Company”) and certain of its Stockholders, dated as of April 12, 2016, and as amended by that certain First Amendment to the Second Amended and Restated Stockholders’ Agreement dated as of April 24, 2017 (as so amended and as the same may be amended or amended and restated hereafter, the “Agreement”). Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder Agreement, the Investor agrees as follows.

1.1    Acknowledgement.    Investor acknowledges that Investor is acquiring certain shares of the capital stock of the Company (the “Stock”) as a new Investor in accordance with Section 9.1(a) of the Agreement and will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

1.2    Agreement.    Investor hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement, and (b) adopts the Agreement with the same force and effect as if the Investor were originally a party thereto.

1.3    Notice.    Any notice required or permitted by the Agreement shall be given to Investor at the address or facsimile number listed below the Investor’s signature hereto.

N5 Investments AS

By:	/s/ Pål Jensen

Pål Jensen, an authorized person, for and on its behalf

Address:	Parkveien 55 0256 Oslo Norway

Accepted and Agreed:

ARSANIS, INC.

By:	/s/ Rene Russo
Name:	Rene Russo
Title:	President and Chief Executive Officer

—Joinder Agreement to Second Amended and Restated Stockholders’ Agreement—

JOINDER AGREEMENT TO SECOND AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

This Joinder Agreement is executed on April 24, 2017, by the undersigned (the “Investor”) pursuant to the terms of that certain Second Amended and Restated Stockholders’ Agreement by and among Arsanis, Inc., a Delaware corporation (the “Company”) and certain of its Stockholders, dated as of April 12, 2016, and as amended by that certain First Amendment to the Second Amended and Restated Stockholders’ Agreement dated as of April 24, 2017 (as so amended and as the same may be amended or amended and restated hereafter, the “Agreement”). Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder Agreement, the Investor agrees as follows.

1.1    Acknowledgement.    Investor acknowledges that Investor is acquiring certain shares of the capital stock of the Company (the “Stock”) as a new Investor in accordance with Section 9.1(a) of the Agreement and will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

1.2    Agreement.    Investor hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement, and (b) adopts the Agreement with the same force and effect as if the Investor were originally a party thereto.

1.3    Notice.    Any notice required or permitted by the Agreement shall be given to Investor at the address or facsimile number listed below the Investor’s signature hereto.

Bill & Melinda Gates Foundation

By:	/s/ Jim Bromley
Name:	Jim Bromley
Title:	Chief Financial Officer

Address:	1432 Elliott Ave W.
Seattle, WA 98119
Attn: General Counsel

Accepted and Agreed:

ARSANIS, INC.

By:	/s/ Rene Russo
Name:	Rene Russo
Title:	President and Chief Executive Officer

—Joinder Agreement to Second Amended and Restated Stockholders’ Agreement—

JOINDER AGREEMENT TO SECOND AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

This Joinder Agreement is executed on April 24, 2017, by the undersigned (the “Investor”) pursuant to the terms of that certain Second Amended and Restated Stockholders’ Agreement by and among Arsanis, Inc., a Delaware corporation (the “Company”) and certain of its Stockholders, dated as of April 12, 2016, and as amended by that certain First Amendment to the Second Amended and Restated Stockholders’ Agreement dated as of April 24, 2017 (as so amended and as the same may be amended or amended and restated hereafter, the “Agreement”). Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder Agreement, the Investor agrees as follows.

1.1    Acknowledegment.    Investor acknowledges that Investor is acquiring certain shares of the capital stock of the Company (the “Stock”) as a new Investor in accordance with Section 9.1(a) of the Agreement and will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

1.2    Agreement.    Investor hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement, and (b) adopts the Agreement with the same force and effect as if the Investor were originally a party thereto.

1.3    Notice.    Any notice required or permitted by the Agreement shall be given to Investor at the address or facsimile number listed below the Investor’s signature hereto.

SV LIFE SCIENCES FUND VI, L.P.

By:	SV Life Sciences Fund VI (GP), L.P.,
Its sole General Partner

By:	SVLSF VI, LLC,
Its sole General Partner

By:	/s/ Denise W. Marks
Name: Denise W. Marks Title: SVLSF VI, LLC, Member

Address:	One Boston Place 201 Washington Street, Suite 3900 Boston, MA 02108 Attn: Denise Marks

Accepted and Agreed:

ARSANIS, INC.

By:	/s/ Rene Russo
Name:	Rene Russo
Title:	President and Chief Executive Officer

—Joinder Agreement to Second Amended and Restated Stockholders’ Agreement—

JOINDER AGREEMENT TO SECOND AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

This Joinder Agreement is executed on April 24, 2017, by the undersigned (the “Investor”) pursuant to the terms of that certain Second Amended and Restated Stockholders’ Agreement by and among Arsanis, Inc., a Delaware corporation (the “Company”) and certain of its Stockholders, dated as of April 12, 2016, and as amended by that certain First Amendment to the Second Amended and Restated Stockholders’ Agreement dated as of April 24, 2017 (as so amended and as the same may be amended or amended and restated hereafter, the “Agreement”). Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder Agreement, the Investor agrees as follows.

1.1    Acknowledgement.    Investor acknowledges that Investor is acquiring certain shares of the capital stock of the Company (the “Stock”) as a new Investor in accordance with Section 9.1(a) of the Agreement and will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

1.2    Agreement.    Investor hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement, and (b) adopts the Agreement with the same force and effect as if the Investor were originally a party thereto.

1.3    Notice.    Any notice required or permitted by the Agreement shall be given to Investor at the address or facsimile number listed below the Investor’s signature hereto.

SV LIFE SCIENCES FUND VI STRATEGIC PARTNERS, L.P.

By:	SV Life Sciences Fund VI (GP), L.P.,
Its sole General Partner

By:	SVLSF VI, LLC,
Its sole General Partner

By:	/s/ Denise W. Marks
Name: Denise W. Marks Title: SVLSF VI, LLC, Member

Address:	One Boston Place 201 Washington Street, Suite 3900 Boston, MA 02108 Attn: Denise Marks

Accepted and Agreed:

ARSANIS, INC.

By:	/s/ Rene Russo
Name:	Rene Russo
Title:	President and Chief Executive Officer

—Joinder Agreement to Second Amended and Restated Stockholders’ Agreement—

JOINDER AGREEMENT TO SECOND AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

This Joinder Agreement is executed on April 24, 2017, by the undersigned (the “Investor”) pursuant to the terms of that certain Second Amended and Restated Stockholders’ Agreement by and among Arsanis, Inc., a Delaware corporation (the “Company”) and certain of its Stockholders, dated as of April 12, 2016, and as amended by that certain First Amendment to the Second Amended and Restated Stockholders’ Agreement dated as of April 24, 2017 (as so amended and as the same may be amended or amended and restated hereafter, the “Agreement”). Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder Agreement, the Investor agrees as follows.

1.1    Acknowledgement.    Investor acknowledges that Investor is acquiring certain shares of the capital stock of the Company (the “Stock”) as a new Investor in accordance with Section 9. 1(a) of the Agreement and will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

1.2    Agreement.    Investor hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement, and (b) adopts the Agreement with the same force and effect as if the Investor were originally a party thereto.

1.3    Notice.    Any notice required or permitted by the Agreement shall be given to Investor at the address or facsimile number listed below the Investor’s signature hereto.

Date:	/s/ Tillman U. Gerngorss
Tillman U. Gerngorss

Address:

Accepted and Agreed:

ARSANIS, INC.

By:	/s/ Rene Russo

Name: Rene Russo
Title: President and Chief Executive Officer

—Joinder Agreement to Second Amended and Restated Stockholders’ Agreement—

JOINDER AGREEMENT TO SECOND AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

This Joinder Agreement is executed on April 24, 2017, by the undersigned (the “Investor”) pursuant to the terms of that certain Second Amended and Restated Stockholders’ Agreement by and among Arsanis, Inc., a Delaware corporation (the “Company”) and certain of its Stockholders, dated as of April 12, 2016, and as amended by that certain First Amendment to the Second Amended and Restated Stockholders’ Agreement dated as of April 24, 2017 (as so amended and as the same may be amended or amended and restated hereafter, the “Agreement”). Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder Agreement, the Investor agrees as follows.

1.1    Acknowledgement.    Investor acknowledges that Investor is acquiring certain shares of the capital stock of the Company (the “Stock”) as a new Investor in accordance with Section 9.1(a) of the Agreement and will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

1.2    Agreement.    Investor hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement, and (b) adopts the Agreement with the same force and effect as if the Investor were originally a party thereto.

1.3    Notice.    Any notice required or permitted by the Agreement shall be given to Investor at the address or facsimile number listed below the Investor’s signature hereto.

/s/ Michael W. Bonney
Michael W. Bonney

Address:	536 Commercial Street
Boston, MA 02109

Accepted and Agreed:

ARSANIS, INC.

By:	/s/ Rene Russo

Name: Rene Russo
Title: President and Chief Executive Officer

—Joinder Agreement to Second Amended and Restated Stockholders’ Agreement—

JOINDER AGREEMENT TO SECOND AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

This Joinder Agreement is executed on September 1, 2017, by the undersigned (the “Investor”) pursuant to the terms of that certain Second Amended and Restated Stockholders’ Agreement by and among Arsanis, Inc., a Delaware corporation (the “Company”) and certain of its Stockholders, dated as of April 12, 2016, and as amended by that certain First Amendment to the Second Amended and Restated Stockholders’ Agreement dated as of April 24, 2017 (as so amended and as the same may be amended or amended and restated hereafter, the “Agreement”). Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder Agreement, the Investor agrees as follows:

1.1    Acknowledgement.    Investor acknowledges that Investor is acquiring certain shares of the capital stock of the Company (the “Stock”) as a new Investor in accordance with Section 9.1(a) of the Agreement and will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

1.2    Agreement.    Investor hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement, and (b) adopts the Agreement with the same force and effect as if the Investor were originally a party thereto.

1.3    Notice.    Any notice required or permitted by the Agreement shall be given to Investor at the address or facsimile number listed below the Investor’s signature hereto.

SECTION 32 FUND 1, LP

By:	Section 32 GP 1, LLC
its General Partner

By:	/s/ Jennifer L. Kercher
Jennifer L. Kercher
Chief Operating Officer

ACCEPTED AND AGREED:

ARANIS, INC.

By:	/s/ René Russo

Name: René Russo
Its: President and Chief Executive Officer

—Joinder Agreement to Second Amended and Restated Stockholders’ Agreement—

EXHIBIT A

SCHEDULE OF INVESTORS

OrbiMed Private Investments IV, LP

601 Lexington Avenue (at 53rd Street)

54th Floor

New York, NY 10022-4629

Polaris Venture Partners V, L.P.

One Marina Park Drive, 10th Floor

Boston, MA 02210

Polaris Venture Partners Entrepreneurs’ Fund V, L.P.

[Same address as above]

Polaris Venture Partners Founders’ Fund V, L.P.

[Same address as above]

Polaris Venture Partners Special Founders’ Fund V, L.P.

[Same address as above]

SV Life Sciences Fund V, L.P.

One Boston Place

201 Washington Street, Suite 3900

Boston, MA 02108

Attn: Denise Marks

SV Life Sciences Fund V Strategic Partners, L.P.

[Same address as above]

SV Life Sciences Fund VI, L.P.

[Same address as above]

SV Life Sciences Fund VI Strategic Partners, L.P.

[Same address as above]

NeoMed Innovation V L.P.

13, Castle Street

Jersey, JE4 5UT

cc to: claudio@neomed.net

EMBL Technology Fund II GmbH & Co. KG

Boxbergring 107

D-69126 Heidelberg

Germany

Attn: Jan Adams

1

Anna-Maria and Stephen Kellen Foundation, Inc.

1345 Avenue of the Americas, 48th Floor

New York, NY 10105-0048

Attn. Michael M. Kellen

Bill & Melinda Gates Foundation

Address:

For UPS, FedEx, DHL:

Bill & Melinda Gates Foundation

1432 Elliott Ave West

Seattle, WA 98119

For United States Postal Service

Bill & Melinda Gates Foundation

PO Box 23350

Seattle, WA 98102

For Messengers & Courier Service

Bill & Melinda Gates Foundation

ATTN: Loading Dock

500 Fifth Ave N

Seattle, WA 98109-4636

Fax No. 206.497.7100

Attn: Jim Bromley, Chief Financial Officer

With a copy (which shall not constitute notice):

Andrew Farnum, Director Program-Related Investments

With a copy (which shall not constitute notice):

Claire White

K&L Gates LLP

925 4th Ave, Suite 2900

Seattle WA, 98104

GV 2016, L.P.

Email: notice@gv.com

Attn: Jennifer L. Kercher

c/o GV

1600 Amphitheatre Parkway

Mountain View, CA 94043

Alexandria Venture Investments, LLC

385 E. Colorado Blvd., Suite 299

Pasadena, CA 91101

2

Michael W. Bonney

536 Commercial Street

Boston, MA 02109

N5 Investments AS

Parkveien 55

0256 Oslo

Norway

Tillman U. Gerngross

Section 32 Fund 1, LP

2033 San Elijo Avenue #565

Cardiff by the Sea, CA 92007

3

ARSANIS, INC.

FIRST AMENDMENT

TO THE

SECOND AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

This FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT (this “Amendment”) is entered into as of April 24, 2017, by and among Arsanis, Inc. (the “Company”), the existing investors listed on the signature pages hereto under the heading “Investors” (the “Existing Investors”), the individuals listed on the signature pages hereto under the heading “Founders” (the “Founders”), and the individuals listed on the signature pages hereto under the heading “Restricted Stockholders” (the “Restricted Stockholders”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Stockholders Agreement (each as defined below).

RECITALS

WHEREAS, the Existing Investors are holders of the Company’s Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock;

WHEREAS, the Company, the Existing Investors, the Founders and the Restricted Stockholders are parties to a Second Amended and Restated Stockholders’ Agreement dated as of April 12, 2016 (the “Stockholders Agreement”);

WHEREAS, the Company proposes to issue and sell shares of its Series D Convertible Preferred Stock, $0.001 par value per share (the “Series D Preferred Stock”), pursuant to the Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith, to be entered into by the Company, the Existing Investors and certain new investors;

WHEREAS, the Company, the Existing Investors, the Founders and the Restricted Stockholders wish to amend the Stockholders Agreement to, among other things, clarify that the Series D Preferred Stock shall be “Preferred Stock” as defined in the preamble to the Stockholders Agreement;

WHEREAS, pursuant to Section 9.8 of the Stockholders Agreement, the Stockholders Agreement may be amended with the written consent of (i) the Company and (ii) the Stockholders holding at least a majority of the Shares held by all Stockholders voting on as-converted to Common Stock basis (the “Required Holders”);

WHEREAS, the undersigned Existing Investors, Founders and Restricted Stockholders constitute the Required Holders; and

WHEREAS, the parties intend that these recitals be a part of the Stockholders Agreement, as amended by this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements, covenants and considerations contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments to the Stockholders Agreement.

1.1    Definitions. The Stockholders Agreement is hereby amended so that the defined term “Preferred Stock” set forth therein (or herein) shall include the Series D Preferred Stock for all purposes thereunder (or hereunder), all terms defined in this Amendment shall apply as if set forth in full in the Stockholders Agreement, and in the event of any conflict between a term defined in the Stockholders Agreement and this Amendment, the meaning set forth in this Amendment shall control.

1.2    Exceptions to Drag-Along Rights. The Stockholders Agreement is hereby amended so that the following provisions are added to Section 2.3 at the end thereof as follows:

“(f)    any covenants that any Investor shall be required to make (other than in relation to such Investor’s indemnification obligations) in connection with a Proposed Sale shall be limited to reasonable covenants regarding confidentiality, publicity, and similar matters;

(g)    the Bill & Melinda Gates Foundation shall not be required to amend, extend or terminate any contractual or other relationship with the Company, the acquirer, or their respective affiliates (including without limitation, that certain Letter Agreement, dated on or about April , 2017, between the Company and the Bill & Melinda Gates Foundation, and any grant agreement from the Bill & Melinda Gates Foundation then currently in effect); except the Stockholders’ Agreement or that certain Second Amended and Restated Investors’ Rights Agreement, as amended, to the extent such agreements (or any specific provisions therein) terminate by their terms in connection with a Proposed Sale;

(h)     no Investor shall be required to agree to any covenant not to compete or covenant not to solicit customers, employees, or suppliers of any party unless such Investor is an employee, consultant, or similar service provider to the Company at the time of the closing of the Proposed Sale.”

1.3    Termination. The Stockholders Agreement is hereby amended such that the dollar amount “$28.95” as it appears in Section 5.1(b) thereof is hereby deleted and replaced with the dollar amount “$9.83.”

1.4    Transfer of Rights. The Stockholders Agreement is hereby amended so that the first sentence of Section 6 is replaced in its entirety to read as follows:

“This Agreement, and the rights and obligations of each Investor hereunder, may be assigned by such Investor (a) to any person or entity to which such Investor transfers a number of shares of Preferred Stock equal to not less than five percent (5%) of the total number of shares of Preferred Stock held by such Investor

(subject to adjustment for any stock dividend, stock split, stock split-up, combination or shares or the like) immediately following the Closing (as defined in the Purchase Agreement), (b) if the Investor is an individual, to any family member or trust or partnership established for such family member, (c) if the Investor is a corporation, partnership, limited liability company or other entity, to any current or former partner (including general partner and limited partner), shareholder, member, or other affiliate of the Investor or (d) in the case of the Bill & Melinda Gates Foundation, to a charitable trust or other entity a majority of the trustees of which are also trustees of the Bill & Melinda Gates Foundation.”

1.5    Stand-Off Agreement. Section 8 of the Stockholders Agreement is hereby amended by adding the following paragraph after Section 8(c):

“Notwithstanding the foregoing, with respect to the Investors, to the extent that the provisions of this Section 8 are in conflict with the “stand-off” agreement provisions in the Second Amended and Restated Investors’ Rights Agreement, dated as of April 12, 2016, and as amended from time to time (the “Rights Agreement”), the provisions in the Rights Agreement shall control.”

1.6    Complete Agreement; Amendments. The Stockholders Agreement is hereby amended such that a new sentence is added to Section 9.8(b) at the end thereof as follows:

“Notwithstanding the foregoing, Subsections 2.3(f) through 2.3(h) may not be amended or waived without the written consent of the Bill & Melinda Gates Foundation.”

1.7    Exhibit A. Each individual and entity listed on Exhibit A attached hereto is hereby added to Exhibit A of the Stockholders Agreement, subject to the execution by such individual or entity of a counterpart signature page to the Stockholders Agreement, as amended by this Amendment, agreeing to be bound by and subject to the terms of the Stockholders Agreement as so amended as an Investor and a Stockholder thereunder, and the term “Investors” thereunder and hereunder shall include such individuals and entities.

2.    No Further Amendment. The Stockholders Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects, shall continue in full force and effect and shall, together with this Amendment, be read and construed as a single agreement.

3.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of all of the parties to the Stockholders Agreement, their successors and assigns, heirs, devisees, legates and personal representatives.

4.    Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed collectively to be one agreement.

5.    Governing Law. This Amendment shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Second Amended and Restated Stockholders’ Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

ARSANIS, INC.

By:	/s/ Rene Russo
Name: Rene Russo
Title: President

Signature Page to First Amendment to Second Amended and Restated Stockholders’ Agreement

FOUNDERS:

/s/ Eszter Nagy
Eszter Nagy
/s/ Tillman U. Gerngross
Tillman U. Gerngross
/s/ Errik B. Anderson
Errik B. Anderson

Signature Page to First Amendment to Second Amended and Restated Stockholders’ Agreement

RESTRICTED STOCKHOLDERS:

/s/ Gabor Nagy Apr 20, 2017
Gabor Nagy
/s/ Zoltan Magyarics
Zoltan Magyarics

Signature Page to First Amendment to Second Amended and Restated Stockholders’ Agreement

INVESTORS:

ORBIMED PRIVATE INVESTMENTS IV LP

By:	OrbiMed Capital GP IV LLC
Its General Partner

By:	OrbiMed Advisors LLC,
Its Managing Member

By:	/s/ Carl L. Gordon
Name: Carl L. Gordon
Title: Member

Signature Page to First Amendment to Second Amended and Restated Stockholders’ Agreement

INVESTORS:

POLARIS VENTURE PARTNERS V, L.P.

By:	Polaris Venture Management Co. V, L.L.C.,
Its General Partner

By:	/s/ Max Eisenberg
Name: Max Eisenberg
Title: Attorney-in-fact

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND V, L.P.

By:	Polaris Venture Management Co. V, L.L.C.,
Its General Partner

By:	/s/ Max Eisenberg
Name: Max Eisenberg
Title: Attorney-in-fact

POLARIS VENTURE PARTNERS FOUNDERS’ FUND, V, L.P.

By:	Polaris Venture Management Co. V, L.L.C.,
Its General Partner

By:	/s/ Max Eisenberg
Name: Max Eisenberg
Title: Attorney-in-fact

POLARIS VENTURE PARTNERS SPECIAL FOUNDERS’ FUND V, L.P.

By:	Polaris Venture Management Co. V, L.L.C.,
Its General Partner

By:	/s/ Max Eisenberg
Name: Max Eisenberg
Title: Attorney-in-fact

Signature Page to First Amendment to Second Amended and Restated Stockholders’ Agreement

INVESTORS:

SV LIFE SCIENCES FUND V, L.P.

By:	SV Life Sciences Fund V (GP), L.P.,
Its sole General Partner

By:	SVLSF V, LLC,
Its sole General Partner

By:	/s/ Denise W. Marks
Name: Denis W. Marks
Title: SVLSF V, LLC, Member

SV LIFE SCIENCES FUND V STRATEGIC PARTNERS, L.P.

By:	SV Life Sciences Fund V (GP), L.P.,
Its sole General Partner

By:	SVLSF V, LLC,
Its sole General Partner

By:	/s/ Denise W. Marks
Name: Denis W. Marks
Title: SVLSF V, LLC, Member

Signature Page to First Amendment to Second Amended and Restated Stockholders’ Agreement

INVESTORS:

NEOMED INNOVATION V L.P.

By:	/s/ TAMARA WILLIAMS	/s/ JAMES KEATING
	Name: TAMARA WILLIAMS	JAMES KEATING
	Title: DIRECTOR	DIRECTOR
ACTING BY ITS GENERAL PARTNER NEOMEO INNOVATION V LIMITED

Signature Page to First Amendment to Second Amended and Restated Stockholders’ Agreement

INVESTORS:

EMBL TECHNOLOGY FUND II GMBH & CO. KG

By:	EMBL VENTURES VERWALTUNGS GMBH,
its General Partner

By:	/s/ Jan Adams
Name: Jan Adams
Title: Executive Director

By:	/s/ Dr. Stefan Herr
Name: Stefan Herr
Title: Executive Director

Signature Page to First Amendment to Second Amended and Restated Stockholders’ Agreement

INVESTORS:

Anna-Maria and Stephen Kellen Foundation, Inc.

By:	/s/ Michael M. Kellen

Name: Michael M. Kellen
Title: President

Signature Page to First Amendment to Second Amended and Restated Stockholders’ Agreement

EXHIBIT A

Bill & Melinda Gates Foundation

Address:

For UPS, FedEx, DHL:

Bill & Melinda Gates Foundation

1432 Elliott Ave West

Seattle, WA 98119

For United States Postal Service

Bill & Melinda Gates Foundation

PO Box 23350

Seattle, WA 98102

For Messengers & Courier Service

Bill & Melinda Gates Foundation

ATTN: Loading Dock

500 Fifth Ave N

Seattle, WA 98109-4636

Fax No. 206.497.7100

Attn: Jim Bromley, Chief Financial Officer

With a copy (which shall not constitute notice):

Andrew Farnum, Director Program-Related Investments

With a copy (which shall not constitute notice):

Claire White

K&L Gates LLP

925 4th Ave, Suite 2900

Seattle WA, 98104

GV 2016, L.P.

Email: notice@gv.com

Attn: Jennifer L. Kercher

c/o GV

1600 Amphitheatre Parkway

Mountain View, CA 94043

Alexandria Venture Investments, LLC

385 E. Colorado Blvd., Suite 299

Pasadena, CA 91101

Michael W. Bonney

536 Commercial Street

Boston, MA 02109

N5 Investments AS

Parkveien 55

0256 Oslo

Norway

SV Life Sciences Fund VI, L.P.

One Boston Place

201 Washington Street, Suite 3900

Boston, MA 02108

Attn: Denise Marks

SV Life Sciences Fund VI Strategic Partners, L.P.

One Boston Place

201 Washington Street, Suite 3900

Boston, MA 02108

Attn: Denise Marks

Tillman U. Gerngross